Exhibit 24(b)(8.101)
SECOND AMENDMENT TO
FUND PARTICIPATION AGREEMENT

This Second Amendment to Fund Participation Agreement (“Amendment”) is entered into by and among Legg Mason Investor Services, LLC, (the “Distributor”, “LMIS”, “We” or “Us”) ING Life
Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) (“ILIAC”)
and ING Financial Advisers, LLC (“ING Financial”) (collectively, “ING”, “You” or “Your”)
collectively (the “Parties”).

WHEREAS, the Parties entered into a Fund Participation Agreement dated as of February 1, 2001, as amended March 1, 2011 (the “Agreement”). Terms defined in the Agreement are used herein as therein defined;

WHEREAS, the Parties desire that Western Asset Management Company (“Western Asset”), a wholly-owned subsidiary of Legg Mason, Inc. and an affiliate of Distributor, be added as a signatory for the purposes of this Amendment only with respect to the compensation provisions relating to the Western Asset family of mutual funds;

WHEREAS, the Parties wish to amend certain other provisions of the Agreement, as provided below.

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the Parties agree as follows:

1. Schedule B of this Amendment, attached hereto, supersedes and replaces in its entirety the
Schedule B of the Agreement. Your compensation will be as shown in Schedule B for those funds and shares of funds listed in such Schedule.

2. To the extent the Agreement contains the following language: “For any individual Fund for which both Class A and Class FI shares are available to investors under this Agreement, only Class FI shares may be offered to new Retirement Plans. Class A shares may continue to be offered to any
Retirement Plan that currently purchases Class A shares of that Fund or of any predecessor Fund.”, this language is deleted in its entirety effective on or about August 1, 2012. ING shall reference each Fund’s
Prospectus for eligibility criteria.

3. Other Terms.

Other than the foregoing, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are ratified and confirmed in all respects by the Parties to this
Amendment.

For the purpose of referring to this Amendment, the date of this Amendment shall be the date of acceptance by Legg Mason Investor Services, LLC.

Legg Mason Investor Services, LLC		ING Life Insurance and Annuity Company

By:	/s/ Michael P. Mattera	By:	/s/ Michelle Sheiowitz
Name:	_Michael P. Mattera	Name:	Michelle Sheiowitz
Title:	Director	Title:	Vice President
Date:	9/27/12	Date:	9/12/2012

Acknowledged and Agreed to:
Western Asset Management Company		ING Financial Advisers, LLC

By: /s/ Michael A Van Raaphorst		By: /s/ David Kelsey
Name:		Name: David Kelsey
Title:		Title: Vice President
Date:		Date: 09/11/12

Michael A. Van Raaphorst
Head of New York Operations/Client Service/Marketing

SCHEDULE B

Legg Mason Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Global Equity Fund	A	CFIPX	52469H487
Legg Mason Capital Management All Cap Fund	A	SPAAX	52469G786
Legg Mason ClearBridge Aggressive Growth Fund	A	SHRAX	52468C109
Legg Mason ClearBridge Appreciation Fund	A	SHAPX	52468E105
Legg Mason ClearBridge Equity Fund	A	LMQAX	524695202
Legg Mason ClearBridge Equity Income Builder Fund	A	SOPAX	52469H636
Legg Mason ClearBridge Fundamental All Cap Value Fund	A	SHFVX	52469C108
Legg Mason ClearBridge Large Cap Value Fund	A	SINAX	52470J100
Legg Mason ClearBridge Large Cap Growth Fund	A	SBLGX	52469H826
Legg Mason ClearBridge Mid Cap Core Fund	A	SBMAX	52469H768
Legg Mason ClearBridge Mid Cap Growth Fund	A	LBGAX	52467P564
Legg Mason ClearBridge Small Cap Growth Fund	A	SASMX	52470H815
Legg Mason ClearBridge Small Cap Value Fund	A	SBVAX	52469G513
Legg Mason ClearBridge Tactical Dividend Income Fund	A	CFLGX	52469H545
Legg Mason Esemplia Emerging Markets Equity Fund	A	SMKAX	52469H677
Legg Mason Global Currents International All Cap Opportunity Fund	A	SBIEX	52469X607
Legg Mason Investment Counsel Financial Services Fund	A	SBFAX	52469R105
Legg Mason Investment Counsel Social Awareness Fund	A	SSIAX	52469A102
Legg Mason Permal Tactical Allocation Fund	A	LPTAX	52470J316
Legg Mason Western Asset Core Bond Fund	A	TRBAX	52469F549
Legg Mason Western Asset Core Plus Bond Fund	A	SHMGX	52468W105
Western Asset Adjustable Rate Income Fund	A	ARMZX	52468A608
Western Asset Corporate Bond Fund	A	SIGAX	52469F317
Western Asset Emerging Markets Debt Portfolio	A	LWEAX	52469L694
Western Asset Global High Yield Bond Fund	A	SAHYX	52469F465
Western Asset High Income Fund	A	SHIAX	52469F630
Western Asset Mortgage Backed Securities Fund	A	SGVAX	52469F366
Western Asset Short-Term Bond Fund	A	SBSTX	52469E500
Western Asset Strategic Income Fund	A	SDSAX	52469F754

Legg Mason Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason Target Retirement 2015 Fund	A	LMFAX	52470J704
Legg Mason Target Retirement 2020 Fund	A	LMWAX	52470J845
Legg Mason Target Retirement 2025 Fund	A	LMXAX	52470J779
Legg Mason Target Retirement 2030 Fund	A	LMVAX	52470J712
Legg Mason Target Retirement 2035 Fund	A	LMNAX	52470J647

Legg Mason Target Retirement 2040 Fund	A	LMYAX	52470J571
Legg Mason Target Retirement 2045 Fund	A	LMKAX	52470J514
Legg Mason Target Retirement 2050 Fund	A	LMJAX	52470J449
Legg Mason Target Retirement Fund	A	LMPAX	52470J373
Legg Mason Batterymarch Emerging Markets Trust	A	LMRAX	524686177
Legg Mason Batterymarch International Equity Trust	A	LMEAX	524686292
@Legg Mason Batterymarch U.S. Small Cap Equity Portfolio	A	LMBAX	524673100
Legg Mason BW Absolute Return Opportunities Fund	A	LROAX	524686722
Legg Mason BW Diversified Large Cap Value Fund	A	LBWAX	524686789
Legg Mason BW Global Opportunities Bond Fund	A	GOBAX	524686383
Legg Mason BW International Opportunities Bond Fund	A	LWOAX	524686656
Legg Mason Capital Management Disciplined Equity Research Fund	A	LCDAX	524686854
Legg Mason Capital Management Growth Trust	A	LGGAX	524686540
Legg Mason Capital Management Opportunity Trust	A	LGOAX	52470B107
Legg Mason Capital Management Special Investment Trust	A	LMSAX	524686482
Legg Mason Capital Management Value Trust	A	LGVAX	524686623
Legg Mason Strategic Real Return Fund	A	LRRAX	524686607

Legg Mason Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 30%	A	SBCPX	52467P853
Legg Mason Lifestyle Allocation 50%	A	SBBAX	52467P804
Legg Mason Lifestyle Allocation 70%	A	SCGRX	52467P812
Legg Mason Lifestyle Allocation 85%	A	SCHAX	52467P762

Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch S&P 500 Index Fund	A	SBSPX	52469H727

Note [5]Legg Mason Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Global Equity Fund	C	SILLX	52469H461
Legg Mason Capital Management All Cap Fund	C	SPBLX	52469G760
Legg Mason ClearBridge Aggressive Growth Fund	C	SAGCX	52468C307
Legg Mason ClearBridge Appreciation Fund	C	SAPCX	52468E303
Legg Mason ClearBridge Equity Fund	C	LMQCX	524695400
Legg Mason ClearBridge Equity Income Builder Fund	C	SBPLX	52469H610
Legg Mason ClearBridge Fundamental All Cap Value Fund	C	SFVCX	52469C306
Legg Mason ClearBridge Large Cap Value Fund	C	SINOX	52470J308

Legg Mason ClearBridge Large Cap Growth Fund	C	SLCCX	52469H792
Legg Mason ClearBridge Mid Cap Core Fund	C	SBMLX	52469H743
Legg Mason ClearBridge Mid Cap Growth Fund	C	LBGCX	52467P556
Legg Mason ClearBridge Small Cap Growth Fund	C	SCSMX	52470H781
Legg Mason ClearBridge Small Cap Value Fund	C	SBVLX	52469G489
Legg Mason ClearBridge Tactical Dividend Income Fund	C	SMDLX	52469H529
Legg Mason Esemplia Emerging Markets Equity Fund	C	SBKCX	52469H651
Legg Mason Global Currents International All Cap Opportunity Fund	C	SBICX	52469X805
Legg Mason Investment Counsel Financial Services Fund	C	SFSLX	52469R303
Legg Mason Investment Counsel Social Awareness Fund	C	SESLX	52469A300
Legg Mason Permal Tactical Allocation Fund	C	LPTCX	52470J290
Legg Mason Target Retirement 2015 Fund	C	LMFCX	52470J803
Legg Mason Target Retirement 2020 Fund	C	LMWCX	52470J837
Legg Mason Target Retirement 2025 Fund	C	LMXCX	52470J761
Legg Mason Target Retirement 2030 Fund	C	LMVCX	52470J696
Legg Mason Target Retirement 2035 Fund	C	LMTCX	52470J639
Legg Mason Target Retirement 2040 Fund	C	LMHCX	52470J563
Legg Mason Target Retirement 2045 Fund	C	LMKCX	52470J498
Legg Mason Target Retirement 2050 Fund	C	LMJCX	52470J431
Legg Mason Target Retirement Fund	C	LMRCX	52470J365

Note [5]Legg Mason Class C – Funds with annual compensation on assets comprised of 12b-1 per the then current prospectus and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Emerging Markets Trust	C	LMEMX	524686235
Legg Mason Batterymarch International Equity Trust	C	LMGEX	524686284
Legg Mason BW Diversified Large Cap Value Fund	C	LBWCX	524686771
Legg Mason Capital Management Disciplined Equity Research Fund	C	LCDCX	524686847
Legg Mason Capital Management Growth Trust	C	LMGTX	524686532
Legg Mason Capital Management Opportunity Trust	C	LMOPX	52470B206
Legg Mason Capital Management Special Investment Trust	C	LMASX	524686474
Legg Mason Capital Management Value Trust	C	LMVTX	524686615
Legg Mason Strategic Real Return Fund	C	LRRCX	524686706

Note [5]Legg Mason Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 50%	C	SCBCX	52467P879
Legg Mason Lifestyle Allocation 70%	C	SCGCX	52467P788
Legg Mason Lifestyle Allocation 85%	C	SCHCX	52467P747

Legg Mason Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason BW Absolute Return Opportunities Fund	C	LAOCX	524686128
Legg Mason BW Global Opportunities Bond Fund	C	LGOCX	524686144
Legg Mason BW International Opportunities Bond Fund	C	LIOCX	524686136
Western Asset Adjustable Rate Income Fund	C	LWAIX	52468A848
Western Asset Corporate Bond Fund	C	LWBOX	52468A814
Western Asset Emerging Markets Debt Fund	C	WAEOX	52469L561
Western Asset Global High Yield Bond Fund	C	LWGOX	52468A798
Western Asset High Income Fund	C	LWHIX	52468A772
Western Asset Mortgage Backed Securities Fund	C	LWMSX	52468A764
Western Asset Short-Term Bond Fund	C	LWSOX	52468A756
Western Asset Global Strategic Income Fund	C	LWSIX	52468A749

Legg Mason Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 30%	C	LWLAX	52470J159

Note [6]Legg Mason Class C1 - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason BW Absolute Return Opportunities Fund	C1	LROCX	524686714
Legg Mason BW Global Opportunities Bond Fund	C1	GOBCX	524686375
Legg Mason BW International Opportunities Bond Fund	C1	LWOCX	524686649
Western Asset Adjustable Rate Income Fund	C1	ARMGX	52468A806
Western Asset Corporate Bond Fund	C1	SBILX	52469F283
Western Asset Emerging Markets Debt Fund	C1	LWECX	52469L686
Western Asset Global High Yield Bond Fund	C1	SHYCX	52469F440
Western Asset Global Strategic Income Fund	C1	SDSIX	52469F739
Western Asset High Income Fund	C1	SHICX	52469F614
Western Asset Mortgage Backed Securities Fund	C1	SGSLX	52469F341
Western Asset Short-Term Bond Fund	C1	SSTLX	52469E708

Note [6]Legg Mason Class C1 - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 30%	C1	SBCLX	52467P838

Legg Mason Class D - Funds with annual compensation on assets comprised of recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch S&P 500 Index Fund	D	SBSDX	52469H719

Legg Mason Class FI – Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Emerging Markets Trust	FI	LGFMX	524686219
Legg Mason Batterymarch International Equity Trust	FI	LGFEX	524686268
Legg Mason BW Absolute Return Opportunities Fund	FI	LBAFX	524686698
Legg Mason BW Global Opportunities Bond Fund	FI	GOBFX	524686326
Legg Mason BW International Opportunities Bond Fund	FI	LWOFX	524686300
Legg Mason Capital Management Growth Trust	FI	LMGFX	524686516
Legg Mason Capital Management Opportunity Trust	FI	LMOFX	52470B404
Legg Mason Capital Management Special Investment Trust	FI	LGASX	524686458

Legg Mason Class I – Funds with annual compensation on assets comprised of recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Global Equity Fund	I	SMYIX	52469H453
Legg Mason Capital Management All Cap Fund	I	LACIX	52469G752
Legg Mason ClearBridge Aggressive Growth Fund	I	SAGYX	52468C406
Legg Mason ClearBridge Appreciation Fund	I	SAPYX	52468E402
Legg Mason ClearBridge Equity Fund	I	LMQIX	524695509
Legg Mason ClearBridge Equity Income Builder Fund	I	SOPYX	52469H594
Legg Mason ClearBridge Fundamental All Cap Value Fund	I	SFVYX	52469C405
Legg Mason ClearBridge Large Cap Growth Fund	I	SBLYX	52469H784
Legg Mason ClearBridge Large Cap Value Fund	I	SAIFX	52470J407
Legg Mason ClearBridge Mid Cap Core Fund	I	SMBYX	52469H735
Legg Mason ClearBridge Mid Cap Growth Fund	I	LBGIX	52467P531
Legg Mason ClearBridge Small Cap Growth Fund	I	SBPYX	52470H765
Legg Mason ClearBridge Small Cap Value Fund	I	SMCYX	52469G471
Legg Mason ClearBridge Tactical Dividend Income Fund	I	LADIX	52469H511
Legg Mason Esemplia Emerging Markets Equity Fund	I	SBEYX	52469H644
Legg Mason Global Currents International All Cap Opportunity Fund	I	SBIYX	52469X888
Legg Mason Investment Counsel Financial Services Fund	I	LMRIX	52469R402
Legg Mason Investment Counsel Social Awareness Fund	I	LMRNX	52469A409
Legg Mason Permal Tactical Allocation Fund	I	LPTIX	52470J274
Legg Mason Western Asset Adjustable Rate Income Fund	I	SBAYX	52468A889
Legg Mason Western Asset Corporate Bond Fund	I	SIGYX	52469F275
Note [1]Legg Mason Western Asset High Income Fund	I	SHIYX	52469F598
Legg Mason Western Asset Mortgage Backed Securities Fund	I	SGSYX	52469F333
Note [1]Legg Mason Western Asset Short-Term Bond Fund	I	SBSYX	52469E807
Legg Mason Western Asset Strategic Income Fund	I	SDSYX	52469F721
Western Asset Emerging Markets Debt Portfolio	I	SEMDX	52469F481

Legg Mason Class I – Funds with annual compensation on assets comprised of recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason Target Retirement 2015 Fund	I	LMFIX	52470J860
Legg Mason Target Retirement 2020 Fund	I	LMWIX	52470J795
Legg Mason Target Retirement 2025 Fund	I	LMXIX	52470J738
Legg Mason Target Retirement 2030 Fund	I	LMVIX	52470J662
Legg Mason Target Retirement 2035 Fund	I	LMNIX	52470J597
Legg Mason Target Retirement 2040 Fund	I	LMNRX	52470J530
Legg Mason Target Retirement 2045 Fund	I	LMKIX	52470J464
Legg Mason Target Retirement 2050 Fund	I	LMJIX	52470J399
Legg Mason Target Retirement Fund	I	LMIMX	52470J332

Legg Mason Class I – Funds with annual compensation on assets comprised of recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 30%	I	LMGIX	52467P820
Legg Mason Lifestyle Allocation 50%	I	LMEIX	52467P861
Legg Mason Lifestyle Allocation 70%	I	LLAIX	52467P770
Legg Mason Lifestyle Allocation 85%	I	LANIX	52467P739

Legg Mason Class I – Funds with annual compensation on assets comprised of recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch Emerging Markets Trust	I	LGEMX	524686227
Legg Mason Batterymarch International Equity Trust	I	LGIEX	524686276
Legg Mason Batterymarch U.S. Small Cap Equity Portfolio	I	LMSIX	524686359
Legg Mason Capital Management Disciplined Equity Research Fund	I	LGMIX	524686821
Legg Mason Capital Management Growth Trust	I	LMGNX	524686524
Legg Mason Capital Management Opportunity Trust	I	LMNOX	52470B305
Legg Mason Capital Management Special Investment Trust	I	LMNSX	524686466
Legg Mason Capital Management Value Trust	I	LMNVX	524686573
Legg Mason Strategic Real Return Fund	I	LRRIX	524686888

Legg Mason Class I – Funds with annual compensation on assets comprised of recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason BW Absolute Return Opportunities Fund	I	LROIX	524686672
Legg Mason BW Diversified Large Cap Value Fund	I	LBWIX	524686755
Legg Mason BW Global Opportunities Bond Fund	I	GOBIX	37947Q308
Legg Mason BW International Opportunities Bond Fund	I	LWOIX	524686409

Legg Mason Class R – Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason ClearBridge Aggressive Growth Fund	R	LMPRX	52468C505
Legg Mason ClearBridge Appreciation Fund	R	LMPPX	52468E501
Legg Mason ClearBridge Equity Income Builder Fund	R	LMMRX	52469H271
Legg Mason ClearBridge Large Cap Growth Fund	R	LMPLX	52469H693
Legg Mason ClearBridge Mid Cap Core Fund	R	LMREX	52469H172
Legg Mason ClearBridge Small Cap Growth Fund	R	LMPOX	52470H690
Legg Mason Western Asset Core Bond Fund	R	LMPTX	52469F499
Legg Mason Western Asset Core Plus Bond Fund	R	LMPCX	52468W501
Legg Mason Target Retirement 2015 Fund	R	LMFRX	52470J878
Legg Mason Target Retirement 2020 Fund	R	LMWRX	52470J811
Legg Mason Target Retirement 2025 Fund	R	LMXRX	52470J746
Legg Mason Target Retirement 2030 Fund	R	LMQRX	52470J670
Legg Mason Target Retirement 2035 Fund	R	LMRRX	52470J613
Legg Mason Target Retirement 2040 Fund	R	LMYRX	52470J548
Legg Mason Target Retirement 2045 Fund	R	LMKRX	52470J472
Legg Mason Target Retirement 2050 Fund	R	LMJRX	52470J415
Legg Mason Target Retirement Fund	R	LMERX	52470J340
Legg Mason Batterymarch Emerging Markets Trust	R	LBERX	524686185
Legg Mason Batterymarch International Equity Trust	R	LMIRX	524686250
Note [4]Legg Mason Batterymarch U.S. Small Cap Equity Portfolio	R	LMBRX	524686417
Legg Mason BW Absolute Return Opportunities Fund	R	LBAFX	524686680
Legg Mason BW Global Opportunities Bond Fund	R	LBORX	524686367
Legg Mason BW International Opportunities Bond Fund	R	LWORX	524686631
Legg Mason Capital Management Growth Trust	R	LMGRX	524686490
Legg Mason Capital Management Opportunity Trust	R	LMORX	52470B503
Legg Mason Capital Management Special Investment Trust	R	LMARX	524686441
Legg Mason Capital Management Value Trust	R	LMVRX	524686557

Note [3]Legg Mason Class IS – No compensation may be paid. This is a no -12b-1 share class with no recordkeeping fees or revenue share.
Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch U.S. Large Cap Equity Fund	IS	LMISX	52469H289
Legg Mason ClearBridge Aggressive Growth Fund	IS	LSIFX	52468C703
Legg Mason ClearBridge Appreciation Fund	IS	LMESX	52468E709
Legg Mason ClearBridge Fundamental All Cap Value Fund	IS	LSISX	52469C504
Legg Mason ClearBridge Large Cap Value Fund	IS	LMLSX	52470J605
Note [4]Legg Mason ClearBridge Large Cap Growth Fund	IS	LSITX	52469H255
Legg Mason ClearBridge Mid Cap Core Fund	IS	LSIRX	52469H263
Legg Mason ClearBridge Small Cap Growth Fund	IS	LMOIX	52470H666
Legg Mason Global Currents International All Cap Opportunity Fund	IS	LSIUX	52469X870
Legg Mason Permal Tactical Allocation Fund	IS	LPTSX	52470J266

Note [4]WA Emerging Markets Debt Portfolio	IS	LWISX	52469L678
Legg Mason Target Retirement 2015 Fund	IS	LMFSX	52470J852
Legg Mason Target Retirement 2020 Fund	IS	LMWSX	52470J787
Legg Mason Target Retirement 2025 Fund	IS	LMXSX	52470J720
Legg Mason Target Retirement 2030 Fund	IS	LMVSX	52470J654
Legg Mason Target Retirement 2035 Fund	IS	LMSSX	52470J589
Legg Mason Target Retirement 2040 Fund	IS	LMYSX	52470J522
Legg Mason Target Retirement 2045 Fund	IS	LMKSX	52470J456
Legg Mason Target Retirement 2050 Fund	IS	LMJSX	52470J381
Legg Mason Target Retirement Fund	IS	LMRSX	52470J324
Legg Mason Batterymarch Emerging Markets Trust	IS	LMGSX	524686219
Legg Mason Batterymarch International Equity Trust	IS	LIESX	524686243
Legg Mason BW Diversified Large Cap Value Fund	IS	LBISX	524686730
Legg Mason BW Global Opportunities Bond Fund	IS	GOBSX	524686318
Legg Mason BW International Opportunities Bond Fund	IS	LMOTX	524686508

Note [2]Legg Mason Class P – Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Western Asset Corporate Bond Fund	P	LCBPX	52469L660

Western Asset Money Market Funds – Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Note [1]Western Asset Money Market Fund	A	SBCXX	52470R888
Western Asset Government Money Market Fund	A	SMGXX	52470R847
Note [4]Western Asset Municipal Money Market Fund	A	TFMXX	52470R755
Western Asset Liquid Reserves	A	LLAXX	52470R441

Western Asset Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Western Asset Global Multi-Sector Fund	A	WALAX	957663438
Western Asset High Yield Fund	A	WAYAX	957663396
Western Asset Inflation Indexed Plus Bond Fund	A	WAFAX	957663362
Western Asset Intermediate Bond Fund	A	WATAX	957663339
Western Asset Non-U.S. Opportunity Bond Fund	A	WAOAX	957663263
Western Asset Total Return Unconstrained Fund	A	WAUAX	957663230

Western Asset Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Western Asset Core Bond Fund	C	WABCX	957663487
Western Asset Core Plus Bond Fund	C	WAPCX	957663453
Western Asset Global Multi-Sector Fund	C	WALCX	957663420
Western Asset High Yield Fund	C	WAYCX	957663388
Western Asset Inflation Indexed Plus Bond Fund	C	WAFCX	957663354
Western Asset Intermediate Bond Fund	C	WATCX	957663321
Western Asset Non-U.S. Opportunity Bond Fund	C	WAOCX	957663255

Western Asset Class FI – Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps)
and recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Western Asset Total Return Unconstrained Fund	FI	WARIX	957663693
Western Asset Core Bond Fund	FI	WAPIX	957663404
Western Asset Core Plus Bond Fund	FI	WACIX	957663602
Note [4]Western Asset Enhanced Equity Fund	FI	TBD	957663784
Note [4]Western Asset Global Multi-Sector Fund	FI	WGMFX	957663727
Note [4]Western Asset High Yield Fund	FI	TBD	957663834
Note [4]Western Asset Intermediate Bond Fund	FI	WAIFX	957663800
Note [4]Western Asset Money Market Fund	FI	TBD	957663768
Note [4]Western Asset Non - US Opportunity Bond Fund	FI	TBD	957663859
Note [4]Western Asset US Govt Money Market Fund	FI	TBD	957663743

Western Asset Class I –Funds with annual compensation on assets comprised of recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Western Asset Total Return Unconstrained Fund	I	WAARX	957663719
Western Asset Core Bond Fund	I	WATFX	957663305
Western Asset Core Plus Bond Fund	I	WACPX	957663503
Note [4]Western Asset Enhanced Equity Fund	I	TBD	957663792
Note [4]Western Asset Global Multi-Sector Fund	I	WGMIX	957663735
Western Asset High Yield Fund	I	WAHYX	957663842
Western Asset Inflation Indexed Plus Bond Fund	I	WAIIX	957663883
Western Asset Intermediate Bond Fund	I	WATIX	957663701
Western Asset Limited Duration Bond Fund	I	WALDX	957663107
Note [4]Western Asset Money Market Fund	I	TBD	957663776
Note [4]Western Asset US Govt Money Market Fund	I	TBD	957663750
Western Asset Non - US Opportunity Bond Fund	I	WAFIX	957663867

Note [3]Western Asset Class IS – No compensation may be paid. This is a no-12b-1 share class with no recordkeeping fees or revenue share.
Fund Name	Class	Ticker	CUSIP
Western Asset Total Return Unconstrained Fund	IS	WAASX	957663685
Western Asset Core Bond Fund	IS	WACSX	957663677
Western Asset Core Plus Bond Fund	IS	WAPSX	957663669
Western Asset Global Multi-Sector Fund	IS	WGMSX	957663644
Western Asset High Yield Fund	IS	WAHSX	957663636
Western Asset Inflation Indexed Plus Bond Fund	IS	WAFSX	957663545
Western Asset Intermediate Bond Fund	IS	WABSX	957663610
Western Asset Limited Duration Bond Fund	IS	WALSX	957663586
Note [4]Western Asset Non-US Opportunity Bond Fund	IS	WAOSX	957663560

Western Asset Class R - Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Western Asset Global Multi-Sector Fund	R	WALRX	957663412
Western Asset High Yield Fund	R	WAYRX	957663370
Western Asset Inflation Indexed Plus Bond Fund	R	WAFRX	957663347
Western Asset Intermediate Bond Fund	R	WATRX	957663313
Western Asset Total Return Unconstrained Fund	R	WAORX	957663248

1. Subject to shareholder approval, effective on or about October 5, 2012;

a. References to the following Funds:

Legg Mason Class A
Fund Name	Class	Ticker	CUSIP
Legg Mason Western Asset Core Bond Fund	A	TRBAX	52469F549

Legg Mason Class R
Fund Name	Class	Ticker	CUSIP
Legg Mason Western Asset Core Bond Fund	R	LMPTX	52469F499

Shall be deleted and replaced with the following:

Western Asset Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Western Asset Core Bond Fund	A	WABAX	957663495

Western Asset Class R – Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Western Asset Core Bond Fund	R	WABRX	957663479

b. References to the following Funds:

Legg Mason Class A
Fund Name	Class	Ticker	CUSIP
Legg Mason Western Asset Core Plus Bond Fund	A	SHMGX	52468W105

Legg Mason Class R
Fund Name	Class	Ticker	CUSIP
Legg Mason Western Asset Core Plus Bond Fund	R	LMPCX	52468W501

Shall be deleted and replaced with the following:

Western Asset Class A - Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Western Asset Core Plus Bond Fund	A	WAPAX	957663461

Western Asset Class R - Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Western Asset Core Plus Bond Fund	R	WAPRX	957663446

c. References to the following Fund:

Western Asset Class IS
Fund Name	Class	Ticker	CUSIP
Western Asset Limited Duration Bond Fund	IS	WALSX	957663586

Shall be deleted and replaced with the following:

Western Asset Class IS - No compensation may be paid. This is a no-12b-1 share class with no recordkeeping fees or revenue share.
Fund Name	Class	Ticker	CUSIP
Western Asset Short Term Bond Fund	IS	TBD	TBD

Note [1]: Available to existing investors only.
Note [2]: Not exchangeable. Only existing investors can continue to invest
Note [3]: Available to institutional investors only, who make an initial purchase of at least $1 million and maintain a single account at the Fund. Examples of eligible investors are corporations, banks, trust companies, foundations, defined benefit plans that do not charge recordkeeping fees. Retirement plans such as 401k, 457, 403b may not charge recordkeeping fees to be eligible and need to be individually assessed as to whether they meet other eligibility requirements, at the sole discretion of the distributor.
Note [4]: Currently unavailable for purchase. Please contact the distributor in advance to express sales interest or for more information, including when the share class/fund may be made available. The distributor will consider whether or not to make the requested share class/fund available for sale and may decline to do so in its sole discretion.

Note [5]: For any individual Fund for which both Class C and Class R1 shares are available to investors under this Agreement, only Class R1 shares may be offered to new Retirement Plans. Class C shares may continue to be offered to any Retirement
Plan that currently purchases Class C shares of that Fund or of any predecessor Fund.
Note [6]: Class C1 shares will be closed to new and subsequent purchases (including existing systematic investment plans), except that dividend reinvestments and purchases by certain retirement platforms who were shareholders of a fund prior to August 1,
2012 will be permitted.

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